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                                                                   Exhibit 10.12

                            STOCK PURCHASE AGREEMENT

       This Stock Purchase Agreement (the "Agreement") is entered into as of this 8th day of April 2002, by and between Keystone Venture IV, L.P., a limited partnership, ("Seller") and i3 Mobile, Inc., a Delaware Corporation (hereinafter referred to as the "Buyer" or the "Company").

                              W I T N E S S E T H:

       WHEREAS, the Seller owns 1,125,858 shares of Common Stock, $0.01 par value (the "Shares") of the Company and the Seller individually desires to sell the Shares owned by each of them to the Buyer, and the Buyer desires to purchase the Shares from the Seller, all on the terms and conditions set forth herein;

       NOW, THEREFORE, the parties hereto, in consideration of the foregoing premises and other good and valuable consideration, hereby agree as follows:

       1.     Sale and Purchase of the Shares.

       Subject to the terms and conditions of this Agreement, the Seller hereby transfers, assigns and sells the Shares to the Buyer, and the Buyer hereby purchases the Shares from the Seller, at a purchase price of $1.10 per share, for an aggregate purchase price of $1,238,443.80 (the "Purchase Price"), payable to Seller.

       2.     Payment for and Delivery of the Shares.

              (a) The Purchase Price has been paid to Seller in cash by wire transfer concurrently with the execution hereof; receipt thereof is hereby acknowledged by Seller.

              (b) Contemporaneously herewith, the Seller is delivering to the Buyer a certificate or certificates (the "Certificates") evidencing the Shares, duly endorsed, or

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accompanied by a stock power separate from the certificate duly executed in blank for transfer, receipt of which is hereby acknowledged by the Buyer.

       3.     Representations and Warranties of the Seller.

       The Seller represents, warrants and agrees to and with the Buyer as follows:

              (a) Title to Shares. The Seller is the record and beneficial owner of the Shares, with good and marketable title thereto, free and clear of all liens, pledges, encumbrances, restrictions, options, rights to purchase and/or claims of any kind. Other than Seller, no person has any interest in the Shares owned by Seller.

              (b) Organization. The Seller is a limited partnership duly organized and validly existing under the laws of the State of Pennsylvania. The Seller, its General Partner and such General Partner's Corporate General Partner have all requisite partnership power and authority to execute, deliver and perform the terms and provisions of this Agreement and have taken all necessary and appropriate action to authorize the execution, delivery and performance of this Agreement. This Agreement has been duly and validly authorized, executed and delivered on behalf of the Seller, and its General Partner and such General Partner's Corporate General Partner and constitutes the legal, valid and binding obligation of the Seller, and its General Partner and such General Partner's Corporate General Partner enforceable against it in accordance with its terms.

              (c) Non-Contravention. The execution and delivery of this Agreement, and the consummation by the Seller, its General Partner and such General Partner's Corporate General Partner of the transactions contemplated by this Agreement, does not: (i) result in a violation of the limited partnership agreements or other organizational documents of the Seller, its General Partner and such General Partner's Corporate General Partner, or (ii)

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constitute a default under (or an event which notice or lapse of time or both could become a default) or give to others any rights of termination, amendment or cancellation of, any material agreement, indenture or instrument which the Seller, its General Partner and such General Partner's Corporate General Partner is a party, or result in a violation of any law, rule, regulation, order, judgment or decree (foreign or domestic and including federal and state securities laws and regulations) applicable to the Seller, its General Partner and such General Partner's Corporate General Partner or by which any material property or asset of the Seller, its General Partner and such General Partner's Corporate General Partner is bound.

              (d) Knowledge of Seller. The Seller has received all materials which have been requested by the Seller and have had a reasonable opportunity to ask questions concerning the Company; and the Company has answered all inquiries that the Seller has put to them. The Seller represents that it is a sophisticated investor and has had an opportunity to review and has reviewed the Company's Annual Report on Form 10-K for the year ending December 31, 2001 and other such publicly available materials concerning the Company as it has requested.

       4.     Representations and Warranties of the Buyer.

       The Buyer represents, warrants and agrees to and with the Seller as follows:

              (a) Organization. The Buyer is a corporation duly organized and validly existing under the laws of the State of Delaware. The Buyer has all requisite corporate power and authority, and holds all licenses, permits and other required authorizations from governmental authorities, necessary to conduct its businesses as it is now being conducted or proposed to be conducted and to own or lease its properties and assets as they are now owned or held under lease. The Buyer has full power and authority to execute,

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deliver and perform the terms and provisions of this Agreement and has taken all necessary and appropriate action to authorize the execution, delivery and performance of this Agreement. This Agreement has been duly and validly authorized, executed and delivered on behalf of the Buyer and constitutes the legal, valid and binding obligation of the Buyer, enforceable against it in accordance with its terms.

              (b) Non-Contravention. The execution and delivery of this Agreement, and the consummation by the Buyer of the transactions contemplated by this Agreement, does not: (i) result in a violation of the Articles of Incorporation or the By-Laws of the Company, or (ii) constitute a default under (or an event which notice or lapse of time or both could become a default) or give to others any rights of termination, amendment or cancellation of, any material agreement, indenture or instrument which the Buyer is a party, or result in a violation of any law, rule, regulation, order, judgment or decree (foreign or domestic and including federal and state securities laws and regulations) applicable to the Buyer or by which any material property or asset of the Buyer is bound.

              (c) Compliance With Law. The Buyer has complied in all material respects with all applicable statutes and regulations of the United States and of all states, municipalities and applicable agencies and foreign jurisdictions or bodies in respect of the conduct of its business and operations, and the failure, if any, by the Buyer to have fully complied with any such statute or regulation has not and will not result in a material adverse effect on the financial condition or results of operations of the Company.

              (d)    Reporting Company Status. The Company is registered under
Section 12 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"). The Company files reports with the Securities and Exchange Commission (the "Commission")

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pursuant to Section 12 and/or 15(d) of the Exchange Act. The Company has duly filed all materials and documents required to be filed pursuant to all reporting obligations under either Section 13(a) or 15(d) of the Exchange Act (the "SEC Filings"). The Company is listed and traded on the Nasdaq National Market and the Company is not aware of any pending or contemplated action or proceeding of any kind to suspend the trading of the common stock of the Company. The Company's SEC Filings have complied when filed, in all material respects, with all applicable requirements of the Exchange Act, and did not contain any untrue statement of a material fact or omit to state a material fact required to be stated or therein necessary to make the statements contained therein not misleading in light of the circumstances under which they were made.

       5.     Miscellaneous.

              (a) All agreements and representations and warranties made herein shall survive delivery of any payment for the Shares and the consummation of the transactions contemplated herein.

              (b) This Agreement sets forth the entire mutual understanding (and supersedes any and all understandings, negotiations and/or agreements, written or oral, not expressly set forth in this Agreement in writing signed by the parties hereto) between the Seller and the Buyer relating to the purchase of the Shares hereunder. This Agreement shall be binding upon and shall inure to the benefit of the Seller and the Buyer and their respective successors and assigns. This Agreement cannot be modified, changed, discharged or terminated except by an instrument in writing signed by the party sought to be charged.

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              (c)    This Agreement and all of the terms, conditions and
provisions hereof shall be governed by, and shall be construed and interpreted in accordance with, the laws of the State of Delaware.

              (d) This Agreement may be executed in any number of counterparts, each of which shall be deemed to be an original, but all of which together shall constitute one and the same instrument.

       IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the day and year first above written.

                                       KEYSTONE VENTURE IV, L.P.
                                       By: Keystone IV Management Co.,
                                           The G.P. of Keystone Venture IV, L.P.

                                       By: KVM IV MCGP Inc., G.P. of
                                           Keystone Venture IV Management, Co.

                                           /s/ PETER LIGETI
                                           -------------------------------------
                                           Name: Peter Ligeti
                                           Title: Managing Director,
                                           KVM IV MCGP Inc.



                                       i3 MOBILE, INC.

                                       By: /s/ JOHN A. LACK
                                           -------------------------------------
                                           Name:   John A. Lack
                                           Title:  President and
                                                   Chief Executive Officer

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